Exhibit 99.1

JoS. A. Bank Clothiers to Present at the J.P. Morgan SMid Cap Conference; Company Also to Present at the Wedbush Securities 11th Annual California Dreamin’ Consumer MAC: Management Access Conference

HAMPSTEAD, Md.--(BUSINESS WIRE)--December 1, 2010--JoS. A. Bank Clothiers, Inc. (Nasdaq Global Select Market: "JOSB") announces that it will deliver a presentation at the J.P. Morgan SMid Cap Conference at the J.P. Morgan Conference Center at 383 Madison Avenue in New York City, New York. The presentation is scheduled for Friday, December 3, 2010 at 11:00 a.m. (EST). The presentation will be broadcast live over the Internet. The live webcast link and the accompanying slide presentation will be available on the JoS. A. Bank Clothiers website at www.josbank.com. The webcast replay can be accessed for up to 180 days at the same address.

The Company will also present at the Wedbush Securities 11th Annual California Dreamin’ Consumer MAC: Management Access Conference at the Fairmont Miramer Hotel at 101 Wilshire Boulevard in Santa Monica, California. The presentation is scheduled for Tuesday, December 7, 2010 at 9:10 a.m. (PST). The presentation will be broadcast live over the Internet. The live webcast link and the accompanying slide presentation will be available on the JoS. A. Bank Clothiers website at www.josbank.com. The webcast replay can be accessed for up to 90 days at the same address.

JoS. A. Bank Clothiers, Inc., established in 1905, is one of the nation’s leading designers, manufacturers and retailers of men’s classically-styled tailored and casual clothing, sportswear, footwear and accessories. The Company sells its full product line through 502 stores in 42 states and the District of Columbia, a nationwide catalog and an e-commerce website that can be accessed at www.josbank.com. The Company is headquartered in Hampstead, Md., and its common stock is listed on the Nasdaq Global Select Market under the symbol “JOSB.”

The Company's statements concerning future operations contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those forecast due to a variety of factors outside of the Company's control that can affect the Company's operating results, liquidity, financial condition and operations. Such factors include risks associated with economic, weather, public health and other factors affecting consumer spending, including negative changes to consumer confidence and other recessionary pressures, higher energy and security costs, the successful implementation of the Company's growth strategy, including the ability of the Company to finance its expansion plans, the mix and pricing of goods sold, the effectiveness and profitability of new concepts, the market price of key raw materials such as wool and cotton, seasonality, merchandise trends and changing consumer preferences, the effectiveness of the Company's marketing programs, the availability of suitable lease sites for new stores, doing business on an international basis, the ability to source product from its global supplier base, legal matters and other competitive factors. The identified risk factors and other factors and risks that may affect the Company's business or future financial results are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended January 30, 2010 and the Company's subsequent Quarterly Reports filed through the date hereof. These cautionary statements qualify all of the forward-looking statements the Company makes herein. The Company cannot assure you that the results or developments anticipated by the Company will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for the Company or affect the Company, its business or its operations in the way the Company expects. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company does not undertake an obligation to update or revise any forward-looking statements to reflect actual results or changes in the Company's assumptions, estimates or projections. These risks should be carefully reviewed before making any investment decision.

CONTACT:
JoS. A. Bank Clothiers, Inc., Hampstead, Md.
David E. Ullman
EVP/CFO
410-239-5715
or Investor Relations Information Request Website (http://phx.corporate-ir.net/phoenix.zhtml?c=113815&p=irol-inforeq), or Investor Relations Voicemail, 410-239-5900
E-commerce Address for JoS. A. Bank Clothiers, Inc.:
www.josbank.com